UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CPS TECHNOLOGIES CORPORATION

(Name of Registrant as Specified in Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CPS TECHNOLOGIES CORPORATION

Notice of Annual Meeting of Stockholders

To Be Held May 14, 2014

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the “Meeting”) of CPS Technologies Corporation, a Delaware corporation (the “Company”), will be held at the offices of counsel to the Company, Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at 10:00 a.m. (local time) on Wednesday, May 14, 2014, to:

1.	Elect three directors to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

  Approve an amendment to the Restated Certificate of Incorporation of the Company (as amended to date) to increase the number of authorized shares of the common stock (par value $0.01 per share) of the Company by 5,000,000 shares from 15,000,000 shares to 20,000,000 shares;

  Approve the Amended and Restated CPS Technologies Corporation 2009 Stock Incentive Plan, which amended and restated plan will permit the grant of incentive stock options and increase the number of shares of the common stock (par value $0.01 per share) of the Company authorized for issuance thereunder by 1,500,000 shares from 1,500,000 shares to 3,000,000 shares;

  Hold a stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Meeting;

5.	Hold a stockholder advisory vote to determine the frequency of voting by stockholders on the compensation of our named executive officers; and

6.	Consider and act upon such other business and matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented at the Meeting. Only stockholders of record of the Company at the close of business on March 21, 2014 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend the Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the attached Proxy Statement.

By Order of the Board of Directors,

Susan E. April, Secretary

Norton, Massachusetts

_________, 2014

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, please promptly complete, sign, date and mail the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Shareholder Meeting to be Held on May 14, 2014

This Proxy Statement and related materials are available at the Company’s website at www.alsic.com/investor-relations.html.

This Proxy Statement relates to the Company’s 2014 Annual Meeting of Stockholders to be held on May 14, 2014 at 10:00 a.m. (local time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. The matters to be voted upon at such meeting are:

(1)	the election of three directors to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified;

(2)	approval of an amendment to the Restated Certificate of Incorporation of the Company (as amended to date) to increase the number of authorized shares of the common stock (par value $0.01 per share) of the Company by 5,000,000 shares from 15,000,000 shares to 20,000,000 shares;

(3)	approval of the Amended and Restated CPS Technologies Corporation 2009 Stock Incentive Plan, which amended and restated plan will permit the grant of incentive stock options and increase the number of shares of the common stock (par value $0.01 per share) of the Company authorized for issuance thereunder by 1,500,000 shares from 1,500,000 shares to 3,000,000 shares;

(4)	a stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting; and

(5)	a stockholder advisory vote to determine the frequency of voting by stockholders on the compensation of our named executive officers.

Stockholders will also consider and act upon such other business and matters as may properly come before such meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 21, 2014 are entitled to notice of and to vote at the meeting and any adjournments thereof.

Materials that will be available electronically at the website identified above include:

•	the Notice of Annual Meeting of Stockholders;

•	the Proxy Statement for the meeting;

•	the form of proxy card; and

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013.

If you wish to attend the meeting in person and need directions, please contact Investor Relations at (508) 222-0614. Instructions on how to complete, sign, date and return the proxy card are provided on the card.

CPS TECHNOLOGIES CORPORATION

111 South Worcester Street

Norton, MA 02766

PROXY STATEMENT

for the

2014 Annual Meeting of Stockholders

May 14, 2014

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of CPS Technologies Corporation, a Delaware corporation (“CPS” or the “Company”), for use at the Company’s 2014 Annual Meeting of Stockholders and any adjournments thereof (the “Meeting”), to be held at the offices of counsel to the Company, Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at 10:00 a.m. (local time) on Wednesday, May 14, 2014.

It is expected that the Notice of Meeting, this Proxy Statement and the accompanying proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013 containing financial statements and other information of interest to stockholders, will be mailed to stockholders on or about April [4], 2014.

Record Date and Outstanding Shares

Only record holders of shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) as of the close of business on March 21, 2014 (the “Record Date”) are entitled to notice of and to vote at the Meeting.

As of the Record Date, there were [13,066,641] shares of the Company’s Common Stock outstanding and entitled to vote. The shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share of Common Stock held of record.

Proxies

If the enclosed proxy card is properly marked, signed, and returned in time to be voted at the Meeting, and is not subsequently revoked, the shares represented will be voted in accordance with the instructions marked thereon. SIGNED PROXIES RETURNED TO THE COMPANY AND NOT MARKED TO THE CONTRARY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Thus, proxies not marked to the contrary will be voted:

•	in favor of the nominees for election to the Board,
•	in favor of the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Common Stock by 5,000,000 shares from 15,000,000 shares to 20,000,000 shares,
•	in favor of the Amended and Restated CPS Technologies Corporation 2009 Stock Incentive Plan, which amended and restated plan will permit the grant of incentive stock options and increase the number of shares of the Common Stock authorized for issuance thereunder by 1,500,000 shares from 1,500,000 shares to 3,000,000 shares, and
•	in favor of the compensation of our named executive officers as disclosed in this Proxy Statement.

With respect to Proposal 5, unmarked proxies will be voted in favor of holding a non-binding, advisory vote on executive compensation every year.

Any stockholder may revoke a proxy at any time prior to its exercise by signing and delivering a later-dated proxy or a written notice of revocation to the Secretary of the Company. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless a stockholder gives affirmative notice at the Meeting that such stockholder intends to revoke the proxy and vote in person.

Quorum, Broker Non-Votes and Approval

The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Meeting. The Meeting may be adjourned to any other time, and to any other place at which meetings of the Company’s stockholders may be held under its By-Laws, by the stockholders present in person or represented at the Meeting, although less than a quorum, or, if no stockholders are present, by an officer of the Company entitled to preside at or act as Secretary of such meeting. It is not necessary to provide notice to stockholders of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the Meeting, unless after adjournment a new record date is fixed for the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally scheduled.

Abstentions and broker non-votes will count is determining whether a quorum is present at the Meeting and any adjourned Meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if the shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee is only entitled to exercise its discretionary authority and vote the shares on matters that are considered “routine”; they are not entitled to vote such shares absent instructions on “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, which generally govern this issue regardless of the exchange on which the company is listed, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, equity compensation matters, “say on pay” and “say when on pay” proposals, and the election of directors – even in uncontested elections.

At the Meeting, all of the proposals to be voted on by stockholders are considered “non-routine” and therefore brokers and nominees will not have any discretionary authority to vote on any of the proposals. They must receive instructions from beneficial owners on how to vote such owners’ shares, or the votes will be considered broker non-votes.

Proposals shall be voted on and approved as follows:

•	Proposal 1: Election of directors shall be determined by a plurality of the votes cast by stockholders entitled to vote. Abstentions, broker non-votes and votes withheld will not be included in the totals for director elections, and will have no effect on the outcome of the vote.

•	Proposal 2: The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to approve the amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by 5,000,000 shares from 15,000,000 shares to 20,000,000 shares. Votes withheld or abstaining from voting, as well as broker non-votes, will have the same effect as a negative vote or a vote against this proposal.

•	Proposal 3: The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter shall be required to approve the Amended and Restated CPS Technologies Corporation 2009 Stock Incentive Plan to permit the grant of incentive stock options and increase the number of shares of the Common Stock authorized for issuance thereunder by 1,500,000 shares from 1,500,000 shares to 3,000,000 shares. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote

•	Proposal 4: The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter shall be required for the stockholder advisory vote on the compensation of the Company’s named executive officers as disclosed in the Compensation section (including the tables therein) of this Proxy Statement. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

As for Proposal 5, the vote on the frequency with which stockholders shall vote on the compensation of the Company’s named executive officers, stockholders are given three choices: one year, two years, or three years. The option that receives the plurality of the votes cast at the Meeting shall be considered by the Board when determining the frequency of voting by stockholders on such executive compensation. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

Other Matters

The Board of Directors knows of no matters to be presented for consideration at the Meeting other than as set forth in this Proxy Statement. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

No director, executive officer or nominee for director, nor any associate of any of the foregoing, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the Company’s By-laws, the number of directors which shall constitute the whole Board of Directors of the Company is determined by a resolution of the stockholders or Board, but in no event may be less than one director. The Company’s Board of Directors is currently authorized to consist of three members. Each director holds office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal, and directors need not be stockholders.

In the event of a vacancy on the Board, the remaining directors may exercise the powers of the full Board until the vacancy is filled except as otherwise provided by law. Unless and until filled by stockholders, any vacancy in the Board, however occurring and including a vacancy resulting from an enlargement of the Board, may be filled by a vote of the majority of the directors then in office, even though less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy is elected for the unexpired term of his or her predecessor, and a director chosen to fill a vacancy resulting from an enlargement of the Board holds office until the next annual meeting of stockholders and until the director’s successor shall have been elected and qualified or until his or her earlier death, resignation or removal.

Nominees for Director

Three directors are to be elected at the Meeting. The Board of Directors, as recommended by its Compensation and Nominating Committee, has nominated each of Grant C. Bennett, Francis J. Hughes, Jr. and Daniel C. Snow, PhD for election to the Board. Each of Messrs. Bennett and Hughes and Dr. Snow is currently a director of the Company and each has consented to being named in this Proxy Statement and to serve if elected. If elected, the nominees will hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors knows of no reason why such nominees should be unable or unwilling to serve, but, if such should be the case, proxies may be voted for the election of some other person or persons or for fixing the number of directors at a lesser number.

The affirmative vote of a plurality of the votes cast at the Meeting by the shares entitled to vote thereon is required to elect a director. Thus, abstentions, broker non-votes and votes withheld will not be included in the totals and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE NOMINEES.

Members of the Board of Directors, Nominees and Executive Officers

The following table sets forth the name and address of each director, nominee and executive officer of the Company, the year each current director first became a director, and the age and positions currently held by each such individual with the Company. The following table is as of the Record Date.

Name and Address(1)	Year First Became a Director	Age	Positions and Offices with the Company
Grant C. Bennett	1992	59	Chief Executive Officer, President and Treasurer

Francis J. Hughes, Jr.	1993	63	Director

Daniel C. Snow	2008	42	Director

Non-Director Executive Officers

Ralph M. Norwood	--	70	Chief Financial Officer

Richard Adams	--	51	Chief Technology Officer and Senior Vice President

Mark Occhionero	--	54	Vice President of Marketing and Technical Sales and Senior Research Scientist

(1)	The address of the Company’s directors and executive officers is c/o CPS Technologies Corporation, 111 South Worcester Street, Norton, Massachusetts 02766.

Directors and Nominees

Grant C. Bennett. Mr. Bennett has held the positions of President, Chief Executive Officer and Treasurer of the Company, and has been a member of the Board, since September, 1992.  Prior to that time, he served as Vice President, Sales and Marketing of the Company from November, 1985 to September, 1992.  Before joining CPS, Mr. Bennett was a consultant at Bain & Company, a Boston-based management consulting firm.  Mr. Bennett has an MS from the Massachusetts Institute of Technology.

Mr. Bennett’s qualifications for election to and service on the Board of Directors include his strategic, technical and leadership experience, his financial acumen, and his deep understanding of the Company’s products, clients, business and industry.

Francis J. Hughes, Jr. Mr. Hughes has served as President of American Research and Development Corporation (“ARD”), a venture capital firm, since 1992. Mr. Hughes joined ARD’s predecessor organization in 1982, and became Chief Operating Officer of that entity in 1990. Mr. Hughes has co-founded and served as a General Partner of the following venture capital funds: ARD I, L.P. (July, 1985), ARD II, L.P. (July, 1985), ARD III, L.P. (April, 1988), Hospitality Technology Fund, L.P. (June, 1991) and Egan-Managed Capital, L.P. (February, 1997). Mr. Hughes has served as a Director of the Company since 1993. Mr. Hughes has an MS from the Massachusetts Institute of Technology and an MBA from the Harvard Business School.

Mr. Hughes’s qualifications for election to and service on the Board of Directors include his financial expertise and knowledge and his understanding of the Company’s accounting practices and general accounting principles. Mr. Hughes’s venture capital experience, particularly with respect to mentoring emerging growth companies in the high technology sector, adds another valuable perspective to the Board, as do his management and business development skills.

Daniel C. Snow, PhD. Dr. Snow has served as associate professor at the Marriott School of Management at Brigham Young University since 2009. From 2004 to 2009, he served on the faculty of the Harvard Business School. His research focuses on technological innovation, specifically furthering the understanding of the complex interplay between old and new technologies.  Dr. Snow previously worked for Ford Motor Company as a financial analyst and has served as a director of the Company since 2008. Dr. Snow holds an MBA from Brigham Young University’s Marriott School of Management, and a PhD from the University of California, Berkeley.

Dr. Snow’s qualifications for election to and service on the Board of Directors include his business and management experience and his academic background and achievements. His experience as a financial analyst also enhance the ability and functioning of the Board and in particular the Audit Committee in discharging its responsibilities to assist the Board with overseeing management’s conduct of CPS’s financial reporting processes.

Executive Officers

Ralph M. Norwood. Mr. Norwood joined the Company as Chief Financial Officer in September, 2011. He came to the Company from Navigator Advisors LLC, a financial consulting company, where he had served as President since he founded the firm in 2006. From 2002 until 2005 he served as the Vice-President and Chief Financial Officer of SatCon Technology Corporation, a clean energy company headquartered in Boston, MA. Previously, he had served for over 20 years at Polaroid Corporation in various capacities including Vice-President and Treasurer, Vice-President and Controller, and Worldwide Manufacturing Controller. Mr. Norwood is a CPA and has an MBA from the Darden School at the University of Virginia.

Richard Adams. Mr. Adams joined CPS in February, 1987 as a Senior Engineer and has held various positions within the Company, becoming Chief Technical Officer and Senior Vice President in 2010. Mr. Adams has an MS from the Massachusetts Institute of Technology.

Mark Occhionero. Dr. Occhionero has served as Vice President of Marketing and Technical Sales and Senior Research Scientist since 2004. He joined CPS as a Research Scientist in October, 1985 and became a Senior Research Scientist in 1994, expanding his role to include Marketing and Technical Sales in 2001. Dr. Occhionero has a PhD from Case Western University.

Corporate Governance

Board Composition and Independence; Meetings

The Board of Directors is currently composed of three members, each of whom, with the exception of Mr. Bennett, the Board has determined is an “independent” director as that term is defined in the rules and regulations of The Nasdaq Stock Market (“Nasdaq”), including Listing Rule 5605, and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company does not utilize any other definition or criteria for determining the independence of a director or nominee, and no other transactions, relationships, or other arrangements exist to the Board’s knowledge or were considered by the Board in determining any director’s or nominee’s independence.

The Board of Directors held six meetings during the fiscal year ended December 28, 2013. Each director attended 100% of the aggregate of (a) the total number of meetings of the Board of Directors he was eligible to attend, and (b) the total number of meetings of all committees of the Board of Directors on which he served that were held during the Company’s 2013 fiscal year.

Board Structure; Role in Risk Oversight

The Board currently does not have a Chairman, although Mr. Bennett acts as chair of meetings held by the Board. The Company is led by Mr. Bennett, in his capacity as President and CEO. Given the Company’s historic size and financial results, the Board has determined that neither appointing a Chairman nor designating a lead independent director is necessary or would result in significant benefits to the Company at this time.

The Board of Directors oversees the business of the Company, including management performance and risk management, to assure that the long-term interests of CPS’s stockholders are being served. The process to identify, analyze, report and manage risks has been developed informally over time and involves managers reporting to the Chief Executive Officer and Chief Financial Officer, who in turn report to the Board on the significant risks facing the Company. Each risk is discussed and quantified when possible and a plan is developed to address and mitigate identified risks. Each committee of the Board is also responsible for reviewing the risk exposure of the Company related to the committee’s areas of responsibility and providing input to management and the Board on such risks. The Audit Committee is especially critical in this process, and such committee’s responsibilities include reviewing risk management and compliance programs and consulting with management and the Board on risk identification, measurement and mitigation.

Committees

The Board of Directors currently has two committees, the Audit Committee and the Compensation and Nominating Committee, each as described below.

Audit Committee

The Audit Committee of the Board, which consists of Mr. Hughes (Chairman) and Dr. Snow, held four meetings during fiscal year 2013. The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting processes, including the process of preparing the financial reports and other financial information CPS provides to any governmental or regulatory body, the public or other users thereof; reviewing the Company’s systems of internal accounting and financial controls; overseeing the annual independent audit of its financial statements; and assessing the Company’s legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the committee and the Board, the Company’s independent registered pubic accounting firm, and management of the Company. The Audit Committee also is directly responsible for the appointment, retention, and termination of the Company’s independent registered public accounting firm, which reports directly to the Audit Committee, and the work of the independent auditors. The committee further pre-approves all audit and non-audit services provided by the independent auditors.

The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is posted on the Company’s website at www.alsic.com/investor-relations.html. The Audit Committee’s charter requires that the committee review and reassess the charter at least annually, and requires the committee to perform an annual evaluation of its own performance to ensure it is functioning effectively.

The Board of Directors has determined that Mr. Hughes satisfies the definition of “audit committee financial expert” as promulgated by the Securities and Exchange Commission (the “Commission”) by virtue of his work and educational experience as described above. Mr. Hughes is also independent under Nasdaq’s listing standards for directors and Audit Committee members under Rules 5605(b) and (c).

Compensation and Nominating Committee

The Compensation and Nominating Committee of the Board of Directors (the “Compensation Committee”) consists of Dr. Snow (Chairman) and Mr. Hughes, and held two meetings during the 2013 fiscal year. This committee was originally designated as the Compensation Committee of the Board and addressed solely compensation-related matters. In March 2014, the Board expanded the committee’s responsibilities and duties to include those relating to nomination and governance matters, and adopted procedures for stockholder nominations and the desired qualifications of candidates, discussed below. As noted above, the Board has determined that each of the Compensation Committee members satisfies applicable independence requirements for directors as well as members of such committee under Nasdaq Rules 5605(d) and (e).

The primary function of the Compensation Committee is to assist the Board of Directors in discharging its responsibilities with respect to the Company’s compensation and benefit programs, the organization and membership of the Board, and corporate governance matters. The Compensation Committee’s goal is to assure that the composition, practices and operation of the Board contribute to value creation and effective representation of the Company’s stockholders, and to play a leadership role in shaping the Company’s corporate governance.

The Compensation Committee acts pursuant to the Compensation and Nominating Committee Charter, a copy of which was adopted in March 2014 and is posted on the Company’s website at www.alsic.com/investor-relations.html. The Compensation Committee’s charter requires that the committee review and reassess the adequacy of the charter annually and recommend any proposed changes to the Board for approval. The Compensation Committee must also annually evaluate its own performance.

The Board has approved policies and procedures for the Compensation Committee with respect to the nomination of candidates to the Board and any committees thereof. These policies and procedures are available on the Company’s website at www.alsic.com/investor-relations.html and are summarized below, and have not been changed since adoption in March 2014. For a greater description of the Compensation Committee’s role in evaluating and establishing compensation programs, policies and levels for the Company, see the Compensation Discussion and Analysis and Compensation sections below.

Nomination Policies and Procedures

The Compensation Committee will accept for consideration any candidate properly recommended by a stockholder; acceptance of a recommendation for consideration does not imply the Board will approve the nomination, or recommend for nomination to stockholders, the proposed candidate.

Stockholders who wish to nominate qualified candidates to serve as directors must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s executive offices, of a proposed nominee. Submissions may be by mail or personal delivery. E-mail submissions will not be considered. In order to ensure meaningful consideration of such candidates, notice must be received no later than 50 calendar days prior to the first anniversary of the date of notice given to stockholders for the prior year’s annual meeting of stockholders.

The notice must set forth as to each proposed nominee:

•	the nominee’s name, age, business address and, if known, residence address,
•	his or her principal occupation or employment and business experience,
•	the number of shares of stock of the Company, if any, which are beneficially owned by such nominee, and
•	any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to applicable law, including but not limited to any arrangements or agreements regarding the proposed candidate’s nomination, all relationships between the proposed nominee and the recommending stockholder and the Company, and all transactions between such parties.

The notice must also set forth with respect to the stockholder giving the notice the name and address of such stockholder and the class and number of shares of the Company that are held of record, held beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date has been made publicly available) and as of the date of such notice.

Submissions received through this process will be forwarded to the Compensation Committee and Board of Directors for review. Only those submissions that comply with these procedures and those nominees who satisfy the qualifications deemed necessary for directors of the Company will be considered. Notwithstanding the foregoing, as set forth in the Company’s By-laws, the Board shall not be obligated to include information as to any nominee for director in any proxy statement or other communication sent to stockholders except as required under applicable law.

When considering candidates, the Company strives to achieve a balance of knowledge, experience and accomplishment such that the Board reflects a diversity of talent, age, skill, expertise and perspective. While there are no set minimum requirements, the Compensation Committee believes a candidate should:

•	reflect the highest personal and professional ethics, integrity and values,
•	be committed to representing the long-term interests of CPS shareholders,
•	possess superior business-related knowledge, skills and experience,
•	have excelled in both academic and professional settings,
•	be free of actual or potential conflicts of interest, and
•	satisfy all independence criteria imposed by applicable law.

In addition to the above criteria (which may be modified from time to time), the Compensation Committee and Board may consider such other factors deemed in the best interests of the Company and its stockholders, including a candidate’s current or recent experience as a senior officer, his or her business, scientific and/or engineering experience, knowledge of the end markets served by CPS, the nominee’s contacts and relationships within the Company’s industry, as well as his or her general ability to enhance the overall composition of the Board. The Company does not have a formal policy with regard to the consideration of diversity when identifying and evaluating nominees; however, in recommending directors, the Compensation Committee and Board consider the specific background and experience of incumbent directors and nominees and other personal attributes to provide a diverse mix of capabilities, contributions and viewpoints that they believe enable the Board to function as effectively as possible.

Potential candidates are identified through referrals and recommendations, including by incumbent directors, management and stockholders, as well as through business and other organizational networks. The Board may retain and compensate third parties, including executive search firms, to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service and familiarity with the Company with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. If any existing members do not want to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Board meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval.

Neither the Compensation Committee nor the Board currently differentiates, and they do not intend in the future to differentiate, between or alter the manner in which candidates are evaluated based on the constituency (including stockholders) that proposed the candidate.

Stockholder Communications and Director Attendance at Annual Stockholder Meetings

The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Any stockholder who desires to communicate with the Board, non-management directors as a group, or any individual director may send a letter addressed to the same to CPS Technologies Corporation, 111 South Worcester Street, Norton, MA 02766, Attn: Chief Financial Officer. The CFO will forward such communications directly to the addressee(s).

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to strongly encourage, but not require, the members of the Board to attend such meetings. No annual meeting of stockholders was held in fiscal 2013.

CPS’s policies regarding stockholder communications and director attendance (which may be modified from time to time) can be found on the Company’s website at www.alsic.com/investor-relations.html.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater-than-10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of the copies of such reports and any amendments thereto furnished to the Company during and with respect to the Company’s 2013 fiscal year, or written representations from certain reporting persons that they were not required to file, the Company believes that during fiscal year 2013, its officers, directors, and beneficial owners of more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements.

Certain Relationships and Related Person Transactions; Legal Proceedings

There were no transactions during fiscal years 2013 or 2012, and there are no currently proposed transactions, to which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest. There are no family relationships among the directors, executive officers or any nominee therefor, and to the Company’s knowledge no arrangements or understandings exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected as a director or executive officer.

There are no material proceedings to which a director, executive officer or nominee is a party adverse to the Company or any subsidiary or has a material interest adverse to the Company or any subsidiary, nor to the Company’s knowledge are there any proceedings or events material to an evaluation of the ability or integrity of the Company’s directors, nominees or executive officers.

Code of Ethics

The Company has adopted the CPS Code of Conduct, which applies to all directors, officers (including the principal executive officer, principal financial officer and treasurer) and employees. A copy of this code can be found on the Company’s website at www.alsic.com/investor-relations.html.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee consists of two independent members of the Board of Directors as defined in the rules and regulations of The Nasdaq Stock Market, including Listing Rule 5605.

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including the process of preparing the financial reports and other financial information we provide to any governmental or regulatory body, the public or other users thereof, our systems of internal accounting and financial controls, the annual independent audit of our financial statements and our legal compliance and ethics programs as established by management and the Board. Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 28, 2013 with management. Furthermore, the Audit Committee has discussed with Wolf & Company, P.C., our independent auditors for the fiscal year ended December 28, 2013, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and letter from Wolf & Company, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Wolf & Company, P.C. such firm’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013.

Audit Committee

Francis J. Hughes, Jr. (Chair)

Daniel C. Snow

COMPENSATION DISCUSSION AND ANALYSIS

As noted above, the primary role of the Compensation and Nominating Committee of the Board of Directors, comprised solely of non-employee, “independent” directors, is to assist the Board with discharging its responsibilities relating to the compensation of CPS’s employees, officers and directors, and the development and administration of the Company’s compensation and benefit programs.

The Compensation Committee operates under a written charter, which was recently adopted and is available at www.alsic.com/investor-relations.html. As set forth in the charter, the committee’s authority and responsibilities with respect to compensation include:

•	For executives, to assist with the development of an executive compensation program supportive of the achievement of the Company’s strategic goals and objectives, to review and approve the goals and objectives relevant to the compensation of the Chief Executive Officer of the Company, including an annual evaluation of the CEO’s performance and the establishment of the CEO’s compensation and other material terms of employment, and to review senior management team member compensation;

•	For directors, to annually evaluate the appropriate level and form of compensation for members of the Board and its committees, and to recommend changes to the Board when appropriate; and

•	For employees generally, to monitor and review all general compensation strategies and programs of the Company, including equity incentives and benefit programs.

The following discussion provides information about the Company’s compensation plans and programs generally, as well as compensation awarded to, earned by or paid to our “named executive officers” pursuant to applicable Commission rules and regulations. For additional information, please see the Compensation section that follows this discussion and analysis.

Compensation Philosophy and Objectives

Our primary goal is to align compensation with the Company’s business objectives and performance. Our aim is to attract, retain and reward executive officers and other key employees who contribute to our long-term success and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and the creation of stockholder value, the Board has adopted a total compensation package comprised of base salary, bonus, and stock option awards. Key objectives of our compensation structure include:

  We intend to pay competitively with leading companies with which we compete for talent.
  We maintain annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that are intended to bring total compensation to competitive levels.
  We provide meaningful equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long-term to respond to our business challenges and opportunities as owners and not just as employees.

Procedure

Compensation decisions are tied to the Company’s fiscal year for officers, and according to seniority date for non-officer employees of the Company. For each employee, a performance evaluation is conducted by his or her supervisor, the results of which are shared with the employee. The evaluation encompasses a review of the employee’s individual performance over the course of the year, and includes recognition of the achievement by CPS of its objectives and priorities. Compensation decisions are made after the results of the performance evaluations have been considered and an analysis is completed that considers the goals of market competitiveness and enhancement of stockholder value. Compensation levels at peer companies are considered as part of the process. No upward adjustment is made to an employee’s compensation if the individual’s performance does not merit, or if the Company’s financial condition and performance do not support, such an adjustment.

The Compensation Committee does not make individual compensation decisions for non-officer employees. Rather, our Chief Executive Officer sets compensation levels and presents the aggregate information to the Compensation Committee for its information. Bonuses, if any, are typically paid in the first quarter following the employee’s evaluation, and salary increases are effective the first pay period following approval.

Compensation packages for CPS’s corporate officers are analyzed and discussed individually by the Compensation Committee, and decisions are made once the Compensation Committee has obtained all of the information it deems necessary. Information that is considered in making named executive officer compensation decisions may include information provided to the Compensation Committee via presentations made to the committee by the officers themselves. The Compensation Committee also considers the Company’s financial condition and performance, as well as the performance, financial condition and compensation levels of peer companies. For officers, bonuses are typically paid in the first quarter of the year following the year to which the bonus relates, and salary increases are effective the first pay period following approval.

The accounting and tax treatment of compensation decisions generally have not been material factors in determining the amount and type of compensation given to executive officers, other than to balance the potential cost to the Company with the benefit or value to the executive. The tax and accounting treatment of different compensation arrangements may play a greater role in the decision-making process in the future. The effects on Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) also would be considered when applicable.

The Compensation Committee has not to date employed any compensation consultants to assist it with compensation decisions, although it is authorized by its charter to do so and reserves the right to engage such consultants when and if deemed necessary or advisable. The Compensation Committee also has the authority to form, and delegate any of its responsibilities to, subcommittees as it deems appropriate, although to date it has not done so.

Compensation Components

The components of compensation provided to named executive officers (as well as non-officer employees) typically include base salary, annual discretionary bonuses, and equity incentives. Bonuses and equity incentives have historically been granted in periods during which the Company’s financial performance have supported such awards; such components of compensation are not granted when the Company’s operating results have not been positive and/or the recipients have not achieved specified performance milestones. The Company’s operating results were depressed in fiscal 2012 due in large part to reduced demand from CPS’s European customers and poor global economic conditions. Our named executive officers did not receive raises or options for the year, but were granted lump-sum bonuses in the aggregate amount of $80,000 in recognition of their work guiding the Company through such a difficult period and positioning it for a rebound in fiscal 2013. Indeed, the Company’s financial condition did improve during fiscal 2013. As a result, our named executive officers were granted bonuses in the aggregate amount of $168,000 based on the achievement of specified corporate and individual objectives for the year, and stock options to purchase an aggregate 125,000 shares of Common Stock.

The Company’s named executive officers also participate in the group benefits offered to all employees, such as medical and life insurance and a retirement savings plan.

Base Salary

Base salary levels for the Company’s officers are reviewed annually and are tied to the Company’s fiscal year. Among those factors taken into consideration when setting executive officer salaries are individual and corporate performance, level of responsibility, prior experience, breadth of knowledge of the industry, and competitive pay practices. Specific weight is not given to any particular factor when establishing base salaries, although most weight is typically given for individual performance. In unusual cases salaries may be reviewed more frequently if circumstances dictate.

As noted above, base salaries for our named executive officers did not change from 2012 to 2013 as a result of the slowdown in business during 2012. Officers took pay reductions midway through the 2012 fiscal year in support of the Company, which reductions were restored in the first quarter of fiscal 2013 when operating results improved.

Annual Bonuses

We believe that executive performance may be maximized through a system of incentive awards. Toward this end, the Company has established a discretionary cash incentive plan. Bonuses, when paid, are designed to tie awards to the achievement of specified corporate and individual performance objectives; the amount of the bonus award earned depends primarily on the extent to which such performance objectives are achieved. At the beginning of each fiscal year, the Compensation Committee establishes the annual performance objectives for CPS and the specific goals for each named executive officer, along with the milestones required to be achieved at each bonus level, and shares them with each individual officer. At year-end, the committee evaluates performance and makes a determination as to whether the specified milestones have been reached. Recognition of individual performance and accomplishment is based on a subjective analysis of each individual’s performance; recognition of Company performance is based on an evaluation of specified measures of corporate performance, with our recent goals focused on sales and profit targets.

Equity Incentives

As with base salary and bonus determinations, equity compensation awards are determined on an annual basis, typically in the first half of each fiscal year. An important objective of this component of compensation is to strengthen the relationship between the long-term value of the Company’s stock price and the potential financial gain for employees, as well as retention of personnel. Historically the Company has awarded stock options to its employees, officers and directors as the equity component of compensation, which provide recipients the opportunity to purchase shares of our Common Stock upon vesting and become valuable only if the trading price of the Common Stock increases. The recipient is therefore motivated to remain with the Company until the options vest and motivated to improve individual performance in support of improved Company performance.

In selecting employees eligible to receive equity compensation grants (whether at the initial hire date or through periodic grants) and determining the size of such grants, a variety of factors are considered. Determination of the employees eligible to receive awards and the size of such awards is based on a subjective analysis by the Compensation Committee, with input from Mr. Bennett, of each individual’s position within the Company, his or her performance, his or her growth potential and that of the Company, and awards made to similarly situated employees at CPS’s peer companies. For our named executive officers, consideration has also been given in the last two years, and is expected to continue to be given, to long-term beneficial ownership goals. An informal beneficial ownership target has been established for each officer, which is intended to be achieved within a specified time period, and the Compensation Committee considers such targets – along with competitive practices at peer companies, individual performance, and seniority, among other factors – when making decisions about the size of option awards for such officers.

Equity Plans

The Board currently administers the CPS Technologies 2009 Stock Incentive Plan (the “2009 Plan”), adopted in December 2009, which provides for the grant of equity incentive compensation to officers, directors and employees, as well as consultants and advisors, of the Company. The stated purpose of the 2009 Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.

Grants of options, stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards for up to 1,500,000 shares of Common Stock are currently possible under the 2009 Plan; stockholders are being asked at the Meeting to approve an amendment to the 2009 Plan that would increase the number of authorized shares available for issuance by 1,500,000 shares to 3,000,000 shares. Determinations as to recipients, duration, price, vesting and performance requirements and other material terms of awards are made by the Board, which has the authority to delegate any or all of its powers under the plan to one or more committees of the Board, although there are specific requirements as to the price and term of certain awards depending on the award type and recipient. As of December 28, 2013, the Company had issued awards representing 1,165,105 shares, of which 1,107,905 were outstanding, and 356,895 shares were still available for awards under the 2009 Plan. If any award under the 2009 Plan expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as a result of shares subject to an award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or if an award results in any Common Stock not being issued (including as a result of an independent SAR that could have been settled either in cash or stock actually being settled in cash), the unused shares of Common Stock covered by such award shall again be available for grant, with certain exceptions. At the same time, any shares delivered to the Company, whether by actual delivery, attestation or net exercise, by an award recipient to purchase shares of Common Stock upon exercise or to satisfy tax withholding obligations in connection with an award are not added back to the number of shares available for future grant under the 2009 Plan.

The Board also administers the Company’s 1999 Stock Option Plan (the “1999 Plan”), although the 1999 Plan expired on January 22, 2009 and therefore no further awards can be made under such plan. Nevertheless, at December 28, 2013 options to purchase an aggregate 238,250 shares of Common Stock remained outstanding and unexercised under the 1999 Plan. Under the terms of the 1999 Plan, which authorized awards for up to 1,250,000 shares of Common Stock, all of the Company’s employees, officers, directors, consultants and advisors were eligible to be granted options, restricted stock awards, or other stock-based awards. All options outstanding under the 1999 Plan are non-statutory stock options exercisable at the fair market value of the stock on the date of grant, and expire ten years from the date of grant. The options granted to employees generally vest in equal annual installments over a five-year period. The options granted to directors generally vest one year from date of grant.

Stock options representing the right to purchase an aggregate 201,000 shares of Common Stock were granted under the 2009 Plan during fiscal year 2013 to the Company’s employees, of which options to purchase an aggregate 125,000 shares were granted to the Company’s named executive officers. The Company’s independent directors were granted options representing the right to purchase an aggregate 30,000 shares of Common Stock during the year. There were no stock option grants in fiscal year 2012 under any plan to any employee, officer or director of CPS.

Retirement, Severance, Change in Control and Similar Compensation

The Company does not offer or have in place any formal retirement, severance, change of control or similar compensation programs other than its retirement savings plan available to all eligible employees. Rather, the Company will individually negotiate with those employees for whom retirement, severance, change of control or similar compensation is deemed necessary.

Perquisites and Other Benefits

The Company generally does not provide its named executive officers with “perks” or similar types of benefits. Our named executive officers have life insurance policies for which the Company pays the premium, and the Company also matches up to a certain percentage of their contributions to the Company’s retirement savings plan if the Company’s financial condition permits. Both of these benefits are generally available to all Company employees, subject to certain limitations and restrictions. Our named executive officers, like other employees, also are entitled to participate in CPS’s employee benefit plans offering group disability insurance and medical plans.

Tax Considerations

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to certain employees, generally the Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In fiscal 2013, no compensation paid by the Company was nondeductible as a result of the $1,000,000 limitation. Furthermore, the Board of Directors believes that, given the general range of salaries and bonuses for executive officers of the Company, the $1,000,000 threshold of Section 162(m) will not be reached by any executive officer of the Company in the foreseeable future. Accordingly, the Board has not formulated a policy to address non-qualifying compensation.

Say on Pay Proposals and Votes

As discussed under Proposal 4 below, stockholders will have the opportunity to cast their vote at the Meeting on the compensation of CPS’s named executive officers as described in this Proxy Statement. The advisory vote will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board will review the voting results and any concerns raised by stockholders will be considered when determining future compensation arrangements and making decisions about future compensation programs and practices. The Board and Compensation Committee also may consult directly with stockholders to better understand any issues and concerns.

COMPENSATION

Named Executive Officers

The following tables set forth all plan and non-plan compensation awarded to, earned by or paid to the Company’s principal executive officer, principal financial officer, and two other most highly compensated individuals serving as executive officers on December 28, 2013 (collectively, the “Named Executive Officers”), for all services rendered by such officers to the Company and any subsidiaries in all capacities for the periods presented.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Grant C. Bennett President, Chief Executive Officer, and Treasurer	2013	$168,058(1)	$51,831	--	$8,202(2)	$228,191
	2012	$123,425(1)	$25,000	--	$1,691(2)	$150,116

Ralph Norwood Chief Financial Officer	2013	$144,914(3)	$35,670	$33,224(4)	$6,861(2)	$220,669
	2012	$130,634(3)	$15,000	--	$1,665(2)	$147,299

Richard Adams Chief Technology Officer and Senior Vice President	2013	$150,476(5)	$41,755	$21,143(6)	$3,103(2)	$216,477
	2012	$130,634(5)	$20,000	--	$1,748(2)	$152,382

Mark Occhionero Vice President of Marketing and Technical Sales and Senior Research Scientist	2013	$138,196(7)	$38,934	$21,143(6)	$8,556(2)	$206,829
	2012	$101,923(7)	$20,000	--	$1,375(2)	$123,298

(1)	Mr. Bennett’s annual base salary for fiscal years 2013 and 2012 was $168,500. Amount shown for fiscal 2012 reflects pay reduction instituted midway through such year, which reduction was restored in the first quarter of fiscal 2013.
(2)	Includes the Company’s 100% match on the first 4% of the named executive officer’s 401(k) contributions for all of the fiscal year for 2013 and for the first quarter of fiscal 2012. The Company did not match any 401(k) contributions for the last three quarters of fiscal 2012. Also includes premiums paid by the Company for life insurance for the named executive officer.
(3)	Mr. Norwood’s annual base salary for fiscal years 2013 and 2012 was $145,000. Amount shown for fiscal 2012 reflects pay reduction instituted midway through such year, which reduction was restored in the first quarter of fiscal 2013.
(4)	Amount represents an award on May 8, 2013 of a non-qualified option to purchase 55,000 shares of Common Stock at $1.00 per share, which vests in five equal annual installments commencing the first anniversary of the date of grant and has a 10 year term. The dollar amount presented represents the aggregate fair value of the award on the date of grant computed pursuant to FASB ASC Topic 718 in the Company’s financial statement, not reduced by the estimated forfeiture rate. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2013: dividend yield of 0%, expected volatility of 53%, risk-free interest rate of 1.62%, and expected life of 9 years.
(5)	Mr. Adams’s annual base salary for fiscal years 2013 and 2012 was $151,000. Amount shown for fiscal 2012 reflects pay reduction instituted midway through such year, which reduction was restored in the first quarter of fiscal 2013.
(6)	Amount represents an award on May 8, 2013 of a non-qualified option to purchase 35,000 shares of Common Stock at $1.00 per share, which vests in five equal annual installments commencing the first anniversary of the date of grant and has a 10 year term. The dollar amount presented represents the aggregate fair value of the award on the date of grant computed pursuant to FASB ASC Topic 718 in the Company’s financial statement, not reduced by the estimated forfeiture rate. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2013: dividend yield of 0%, expected volatility of 53%, risk-free interest rate of 1.62%, and expected life of 9 years.
(7)	Dr. Occhionero’s annual base salary for fiscal year 2013 was set at $140,000; his annual base salary for fiscal year 2012 was $126,000. Amount shown for fiscal 2012 reflects pay reduction instituted midway through such year, which reduction was restored in the first quarter of fiscal 2013.

For further information on equity incentive awards granted to our named executive officers, see the disclosure below. For more information on compensation generally and information on severance and change of control rights, see the Compensation Discussion and Analysis section above.

Employment Agreements

None of our named executive officers are parties to employment agreements with the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding unexercised options held by our named executive officers outstanding as of the end of the Company’s 2013 fiscal year, which date was December 28, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Grant C. Bennett	--	--	--	--	--

Ralph Norwood	30,000(1)	45,000(1)	--	2.00	10/7/21
	0(2)	55,000(2)	--	1.00	5/8/23

Richard Adams	40,750(3)	0(3)	--	0.65	10/14/14
	90,750(4)	60,500(4)	--	1.53	7/7/20
	0(2)	35,000(2)	--	1.00	5/8/23

Mark Occhionero	39,500(3)	0(3)	--	0.65	10/14/14
	122,613(4)	81,742(4)	--	1.53	7/7/20
	0(2)	35,000(2)	--	1.00	5/8/23

(1)	Granted on October 7, 2011 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(2)	Granted on May 8, 2013 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.
(3)	Granted on October 14, 2004 with vesting as to one-fifth of the shares on the first anniversary of the date of grant and the remainder on December 20, 2005, with a term of 10 years.
(4)	Granted on July 7, 2010 with vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of 10 years.

Equity Incentive Plans

The Company currently administers two plans that provide for the grant of equity incentive compensation to officers, directors and employees: the CPS Technologies Corporation 2009 Stock Incentive Plan and the CPS Technologies Corporation 1999 Stock Option Plan. At December 28, 2013, there were an aggregate of 2,750,000 shares authorized under these plans, of which 1,346,155 were outstanding and 356,895 were available for future grant. The 1999 Plan expired in January 2009 and no further awards can be made under such plan. Generally, these plans provide for the grant of equity awards to employees, officers, directors, consultants and advisors of the Company, in each case in amounts, at prices and subject to such restrictions and limitations as determined by the Board of Directors or a committee thereof. For more information about each plan, see “Equity Incentives” in the Compensation Discussion and Analysis section above. The goal of the Company’s equity incentive awards is to promote the success and interests of the Company and its stockholders by permitting and encouraging recipients to obtain a proprietary interest in the Company or any subsidiaries through the grant and exercise of such awards, and motivating such recipients to remain with the Company and work towards its success.

Grants in Fiscal 2013

On May 8, 2013, the Board of Directors approved the grant of stock options under the 2009 Plan to purchase 55,000 shares of Common Stock to Mr. Norwood and 35,000 shares to each of Messrs. Adams and Occhionero, for an aggregate 125,000 shares. These non-qualified stock options, which are exercisable at $1.00 per share, vest in equal annual installments over a five-year period commencing on the first anniversary of the date of grant and have a term of 10 years.

On May 8, 2013, the Board of Directors also approved the grant to each of the independent members of the Company’s Board of Directors options under the 2009 Plan to purchase 15,000 shares of Common Stock, for an aggregate 30,000 shares. These non-qualified stock options, which are exercisable at $1.00 per share, vested immediately and have a term of 10 years.

Such grants were the only grants of stock options made to the named executive officers and directors of the Company during the 2013 fiscal year.

Retirement, Severance and Similar Compensation

No retirement, severance or similar compensation was paid to any employee during the 2013 fiscal year. The Company does not offer or have in place any formal retirement, severance, change of control or similar compensation programs other than its retirement savings plan available to all eligible employees.

Compensation of Directors

The following table sets forth all compensation of the Company’s non-employee directors for the fiscal year ended December 28, 2013. Mr. Bennett, our President and CEO, did not receive any additional compensation for his service as a director during the 2013 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Francis J. Hughes, Jr.	$16,000(1)	$9,061(2)(3)	-	$25,061
Daniel C. Snow, PhD.	$16,000(1)	$9,061(2)(3)	-	$25,061
(1)	Includes quarterly stipend and fees paid for Board of Directors and committee meetings attended during the fiscal year.
(2)	Amount represents the award on May 8, 2013 of a non-qualified option to purchase 15,000 shares of Common Stock at $1.00 per share, which vested immediately and has a 10 year term. The dollar amount presented represents the aggregate fair value of the award on the date of grant computed pursuant to FASB ASC Topic 718 in the Company’s financial statement, not reduced by the estimated forfeiture rate. The fair value of the option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in fiscal 2013: dividend yield of 0%, expected volatility of 53%, risk-free interest rate of 1.62%, and expected life of 9 years.
(3)	Mr. Hughes had 46,000 options outstanding at the 2013 fiscal year-end, all of which were fully vested and exercisable. Dr. Snow had 54,000 options outstanding at the 2013 fiscal year-end, all of which were fully vested and exercisable.

Beginning in the third quarter of fiscal 2010, Board members became entitled to receive a Board meeting fee of $1,000 per meeting attended. Board members also receive a quarterly stipend of $2,500 for their service.

Directors other than Mr. Bennett also are entitled to receive grants of stock options. In May 2013, the Board granted to each of Mr. Hughes and Dr. Snow options to purchase 15,000 shares of Common Stock at $1.00 per share, the closing price of the Common Stock on the date of grant. Such options have a term of 10 years and vested immediately.

CPS may reimburse members of the Board of Directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The Company believes that members of the Board of Directors received compensation during fiscal year 2013 commensurate with their responsibilities to the Company and appropriate for a company of CPS’s size and revenues.

PROPOSAL 2. AMENDMENT TO CERTIFICATE OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On March 3, 2014 the Board of Directors adopted, subject to stockholder approval, an amendment to the Company’s Restated Certificate of Incorporation (as amended and restated to date, the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock of the Company by 5,000,000 shares from 15,000,000 to 20,000,000 shares. The Board directed that this amendment be submitted to a vote of the Company’s stockholders at the Meeting, and has determined that the amendment is in the best interests of the Company and its stockholders and recommends approval by the stockholders.

The Company’s Certificate of Incorporation currently authorizes the issuance of up to 15,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock. The proposed amendment will not increase or otherwise affect the Company’s authorized preferred stock.

On the Record Date, the Company had an aggregate [13,066,641] shares of Common Stock issued and outstanding and no shares of preferred stock issued or outstanding. Also on that date, the Company had [1,187,405] shares reserved for issuance upon exercise of outstanding options under the 2009 Plan, an additional [356,895] shares of Common Stock available for issuance under such plan, and 238,250 shares reserved for issuance upon exercise of outstanding options under the Company’s 1999 Plan.

Purpose and Potential Effects of the Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future potential business needs.

The Company has no current commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock resulting from the proposed increase in authorized shares. The additional shares of Common Stock will be available for issuance by the Board for various corporate purposes, including but not limited to financings, potential strategic transactions and strategic partnerships, joint ventures, divestitures, business combinations, stock splits, stock dividends, as well as other general corporate transactions.

Having this additional authorized Common Stock available for future use will allow the Company to issue additional shares of Common Stock without the expense and delay of arranging a special meeting of stockholders. If the amendment to the Certificate of Incorporation is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval, except as may be required by law or the rules of the Company’s then-current listing market or exchange.

The additional shares of Common Stock to be authorized by adoption of the amendment to the Certificate of Incorporation would have rights identical to the current issued and outstanding shares of Common Stock of the Company. Adoption of the proposed amendment would not affect the rights of existing holders of Common Stock and would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Like existing holders, holders of shares of Common Stock issued following adoption of the proposed amendment would not be entitled to pre-emptive rights with respect to any future issuances of Common Stock or preferred stock. Any issuance of shares other than in connection with a stock split or combination would reduce the proportionate ownership interest in the Company that each holder had immediately prior to the issuance and, depending on the price at which such shares are issued, could have a negative effect on the market price of the Common Stock. The Company has never paid a cash dividend on its Common Stock and does not anticipate paying cash dividends for the foreseeable future. CPS intends to reinvest any funds that might otherwise be available for the payment of dividends in further development of its business.

Anti-Takeover Considerations

The Company has not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover and/or favor the current Board. In addition, the Certificate of Incorporation authorizes the issuance of “blank check” preferred stock with the designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our Common Stock. The issuance of preferred stock could discourage, delay or prevent a change in control of the Company and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though the transaction might be economically beneficial to the Company and its stockholders. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Implementation

If approved by the stockholders, the amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing would take place shortly after stockholder approval at the Meeting. The amendment proposed by the Company to Article FOURTH of the Certificate of Incorporation is attached to this Proxy Statement as Appendix A. Neither Delaware law, the Certificate of Incorporation, nor the Company’s By-laws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to approve the amendment to the Company’s Certificate of Incorporation. Votes withheld or abstaining from voting, as well as broker non-votes, will therefore have the same effect as a negative vote or a vote against this proposal.

Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Meeting FOR the approval of the amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE

COMPANY’S CERTIFICATE OF INCORPORATION.

PROPOSAL 3. APPROVAL OF AMENDMENTS TO STOCK INCENTIVE PLAN

The CPS Technologies Corporation 2009 Stock Incentive Plan (the “2009 Plan”) was adopted by the Board of Directors in December, 2009. It currently provides for the issuance of up to 1,500,000 shares of Common Stock to employees, officers, directors, consultants and advisors to the Company pursuant to the award of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards (each, an “Award”).

As of the Record Date, options and other stock awards to purchase [1,187,405] shares of Common Stock were issued and outstanding under the 2009 Plan (which represents approximately 9% of our outstanding Common Stock as of the Record Date), and [356,895] shares of Common Stock were available for issuance of Awards under the 2009 Plan.

The Board of Directors does not believe that the shares remaining available for issuance under the 2009 Plan will be sufficient to implement the Company’s equity incentive program and goals in the near term, and the Board desires to make available to employee recipients the potential tax benefits of incentive stock options. Accordingly, on March 3, 2014, the Board of Directors adopted two amendments to the 2009 Plan (the “2014 Amendments”). The 2014 Amendments approved by the Board would:

•	permit the issuance of incentive stock options to employees under the 2009 Plan, and

•	increase the number of shares of Common Stock authorized for issuance under the 2009 Plan by 1,500,000 shares from 1,500,000 shares to 3,000,000 shares.

The 2014 Amendments are being submitted to the Company’s stockholders for approval. The Amended and Restated 2009 Plan, which incorporates the 2014 Amendments, is attached as Appendix B to this proxy statement and is incorporated herein by reference. The following is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the 2009 Plan, as amended and restated. This summary is subject to and qualified in its entirety by reference to the Appendix.

General

Purpose. The stated purpose of the 2009 Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.

Plan Duration. The 2009 Plan became effective in December, 2009. Following the 10 year anniversary of the adoption of the 2009 Plan, no new Awards may be made, although Awards previously granted may extend beyond such date, and the 2009 Plan will remain in effect until all shares subject to Awards have been acquired or forfeited.

Administration. The 2009 Plan is administered by the Board, which has authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the 2009 Plan as it deems advisable. The Board may construe and interpret the terms of the 2009 Plan and any Award agreements entered into under such plan, and may correct any defect, supply any omission or reconcile any inconsistency in the 2009 Plan or any Award in the manner and to the extent it shall deem expedient, and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and are final and binding on all persons having or claiming any interest in the 2009 Plan or in any Award. To the extent permitted by applicable law, the Board may delegate (i) any or all of its powers under the 2009 Plan to one or more committees or subcommittees of the Board and/or (ii) the power to one or more officers of the Company to grant options and other Awards that constitute rights under Delaware law to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers as the Board may determine, with certain limitation and exceptions.

Subject Shares. As noted above, the maximum number of shares that may be issued pursuant to Awards granted under the 2009 Plan is currently 1,500,000 shares. If the 2014 Amendments are adopted, an additional 1,500,000 shares of Common Stock will be available for issuance. If any Award under the 2009 Plan expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as a result of shares subject to an Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or if an Award results in any Common Stock not being issued (including as a result of an independent stock appreciation right that could have been settled either in cash or stock actually being settled in cash), the unused shares of Common Stock covered by such Award are available for grant, with certain exceptions. At the same time, any shares delivered to the Company, whether by actual delivery, attestation or net exercise, by an Award recipient to purchase shares of Common Stock upon exercise or to satisfy tax withholding obligations in connection with an Award are not added back to the number of shares available for future grant under the 2009 Plan.

Eligible Participants. Subject to certain limitations, all of the Awards under the 2009 Plan may be granted to any employee, officer, director, consultant and advisor of the Company and its parents and subsidiaries. If the 2014 Amendments are adopted, employees of the Company and its subsidiaries also may be granted incentive stock options (“ISOs”) under the 2009 Plan. As of December 28, 2013, the Company had 135 permanent full-time employees, 11 temporary full-time employees and 5 part-time employees. There are currently two members of the Board of Directors who are not employees of the Company. Except as otherwise provided by the plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat recipients uniformly. Recipients of Awards under the 2009 Plan are sometimes referred to herein as “participants.”

Plan Amendments; Award Amendments. The Board may amend, suspend or terminate the 2009 Plan or any portion thereof at any time, provided that to the extent required by Section 162(m) of the Code, no Award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested unless and until the Company’s stockholders approve such amendment if required by Section 162(m). Unless otherwise specified in the amendment, any amendment to the 2009 Plan shall apply to, and be binding on the holders of, all Awards outstanding under the 2009 Plan at the time the amendment is adopted so long as the Board determines that such amendment does not materially and adversely affect the rights of participants under the plan.

The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or realization. The participant’s consent to such action is required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the participant’s rights under the 2009 Plan or (ii) the change is permitted under the plan in connection with adjustments in the Common Stock or certain reorganization events.

Options

In General. Subject to the terms and conditions of the 2009 Plan, as amended and restated upon approval of the 2014 Amendments, the Board may grant incentive stock options and nonstatutory stock options to purchase Common Stock and determine the number of shares of Common Stock to be covered by each option, the exercise price of each option, and the conditions and limitations applicable to the exercise of each option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. The Board must designate options as either incentive stock options or nonstatutory stock options. An option that is intended to be an incentive stock option and which meets the requirements of Section 422 of the Code shall be designated an “incentive stock option” or “ISO”, which ISOs may only be granted to employees of the Company and its subsidiaries. An option that is not intended to be an incentive stock option as defined in Section 422 of the Code or otherwise that does not qualify as an incentive stock option shall be designated a “nonstatutory stock option” or “NSO.” Any option or portion thereof that does not qualify as an ISO shall be, and shall be treated as, an NSO.

Price. The option price for any option granted under the 2009 Plan must be equal to not less than 100% of the fair market value of the Common Stock as of the date of grant. The option price for any ISO granted under the 2009 Plan, if the 2014 Amendments are adopted and ISOs are authorized, to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parents or subsidiaries may not be less than 110% of the fair market value on the date of grant.

Duration. Options are exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, that no option may be granted with a term in excess of 10 years. If the 2014 Amendments are adopted and ISOs are expressly permitted under the 2009 Plan, in the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of such ISO may not be greater than five years.

Fair Market Value. “Fair Market Value” of a share of Common Stock for purposes of the 2009 Plan is determined as follows:

•	if the Common Stock trades on a national securities exchange, fair market value is the closing sale price (for the primary trading session) on the date of grant; or
•	if the Common Stock does not trade on any such exchange, fair market value is the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website on the date of grant; or
•	if the Common Stock is not publicly traded, the Board will determine the fair market value for purposes of the 2009 Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A of the Code, except as the Board or Committee may expressly determine otherwise.

For any date that is not a trading day, the fair market value of a share of Common Stock for such date is determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A. The Board has sole discretion to determine the fair market value for purposes of the 2009 Plan, and all Awards are conditioned on the participants’ agreement that the Board’s determination is conclusive and binding.

Exercise and Payment for Stock. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with payment in full for the number of shares for which the option is exercised. Common Stock purchased upon the exercise of an option granted under the Plan may be paid for, except as may otherwise be provided in the applicable Award agreement or otherwise approved by the Board:

•	in cash or by check, payable to the order of the Company,
•	by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding,
•	by delivery by the participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
•	by delivery of shares of Common Stock owned by the participant valued at their fair market value, provided such method of payment is then permitted under applicable law, such Common Stock, if acquired directly from the Company, was owned by the participant for such minimum period of time, if any, as may be established by the Board in its discretion, and such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
•	by delivery of a notice of “net exercise” to the Company, as a result of which the participant would receive the number of shares of Common Stock underlying the option so exercised reduced by the number of shares of Common Stock equal to the aggregate exercise price of the option divided by the fair market value on the date of exercise;
•	by payment of such other lawful consideration as the Board may determine; or
•	by any combination of the foregoing.

Stock Appreciation Rights

In General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock over the measurement price established pursuant to the provisions of the 2009 Plan. The date as of which such appreciation is determined shall be the exercise date. Each SAR is exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, that no SAR may be granted with a term greater than 10 years.

Tandem and Independent Awards. SARs may be granted in tandem with, or independently of, options granted under the 2009 Plan. When SARs are expressly granted in tandem with options, the SAR, except to the extent designated by the Board in connection with a reorganization event, will be exercisable only at such time or times, and to the extent, that the related option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related option. In addition, the SAR will terminate and no longer be exercisable upon the termination or exercise of the related option, except to the extent designated by the Board in connection with a reorganization event and except that a SAR granted with respect to less than the full number of shares covered by an option is not reduced until the number of shares as to which the related option has been exercised or has terminated exceeds the number of shares not covered by the SAR. Moreover, with tandem grants, the option will terminate and no longer be exercisable upon the exercise of the related SAR, and the SAR will be transferable only with the related option. A SAR not expressly granted in tandem with an option becomes exercisable at such time or times, and on such conditions, as the Board may specify.

Price. The Board shall establish and specify the measurement price of each SAR in the applicable SAR agreement, which must be equal to at least 100% of the fair market value of a share of Common Stock on the date of grant. Fair market value is determined in the same manner as described above for options.

Exercise and Payment. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with any other documents required by the Board.

Restricted Stock; Restricted Stock Units

In General. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for restricted stock, the Board also may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units” or “RSUs”).

Conditions. The Board shall determine the terms and conditions of a restricted stock or RSU Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

Dividends and other Distributions. Participants holding shares of restricted stock are entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid.

Additional Provisions for RSUs. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to an RSU, the participant is entitled to receive from the Company one share of Common Stock, or an amount of cash equal to the fair market value of one share of Common Stock, as provided in the applicable RSU agreement. The Board may, in its discretion, provide that settlement of RSUs shall be deferred on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has voting rights with respect to any RSUs and, to the extent provided by the Board, a grant of RSUs may provide participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the participants, may be settled in cash and/or shares of Common Stock, and may be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish and set forth in the applicable RSU agreement.

Other Stock-Based Awards

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property may be granted under the 2009 Plan, including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Awards shall also be available as a form of payment in the settlement of other Awards granted under the 2009 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Such Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the 2009 Plan, the Board will determine the terms and conditions of each such Award, including any purchase price applicable thereto.

Effect of Termination of Employment, Disability or Death

Under the 2009 Plan, the Board has the power to determine the effect on each Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant, or the participant’s legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award.

Notwithstanding the foregoing, in the event stockholders approve the 2014 Amendments and ISOs are permitted under the 2009 Plan, no ISO may be exercised unless, at the time of such exercise, the participant is, and has been continuously since the date of grant of his or her option, an employee of the Company, except that:

•	an ISO may be exercised within the period of 3 months after the date the participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Award agreement) to the extent that the ISO was exercisable at the date of employment termination, provided that the option agreement with respect to such option may designate a longer exercise period, with any exercise after such 3 month period being treated as the exercise of a NSO under the 2009 Plan;
•	if the participant dies while an employee of the Company, or within 3 months after the participant ceases to be an employee, the ISO may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement) to the extent that the ISO was exercisable at the date of death; and
•	if the participant becomes disabled (within the meaning of Section 22(e)(3) or any successor section of the Code) while an employee of the Company, the ISO may be exercised within the period of 1 year after the date the participant ceases to be an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement) to the extent that the ISO was exercisable at the date of employment termination.

Non-Transferability

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the participant, are exercisable only by the participant; provided, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended (the “Securities Act”). The Company is not required to recognize any transfer until such time as the participant and the permitted transferee, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee will be bound by all of the terms and conditions of the Award. Notwithstanding the foregoing, no ISO granted under the 2009 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a participant under the 2009 Plan shall be exercisable during his or her lifetime only by such participant or the participant’s legal representative, to the extent permitted under Section 422 of the Code.

Employment Rights; Stockholder Rights

Employment. Neither the 2009 Plan nor any Award made under such plan confers any right upon a participant with respect to the continuation of any employment, consulting or advisory relationship with the Company.

Stockholder Status. Subject to the provisions of the applicable Award, no participant or designated beneficiary has any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

Adjustments for Changes in Common Stock and Certain Other Events

Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the number and class of securities available under the 2009 Plan, its share counting rules, the number and class of securities and exercise price per share of each outstanding option, the share- and per-share provisions and the measurement price of each SAR, the number of shares subject to and the repurchase price per share subject to each outstanding restricted stock and RSU Award and the share- and per-share-related provisions and the purchase price, if any, of each other outstanding stock-based award will be equitably adjusted in the manner determined by the Board.

Reorganization Events. A “reorganization event” means any (i) merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction, or (iii) liquidation or dissolution of the Company.

In connection with a reorganization event, the Board may take any one or more of several actions as to all or any (or any portion of) outstanding Awards (other than restricted stock and RSU Awards) on such terms as the Board determines, including:

•	providing that Awards will be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation,
•	providing that a participant’s unexercised Awards will terminate immediately prior to the consummation of such reorganization event unless exercised, or
•	providing that outstanding Awards will become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such reorganization event.

In connection with a liquidation or dissolution of the Company, the Board may specify that Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings). In the event of a reorganization event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in such event, the Board also may make or provide for a cash payment to a participant equal to the excess, if any, of the acquisition price multiplied by the number of shares of Common Stock subject to the participant’s Awards (to the extent the exercise price does not exceed such acquisition price) over the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards.

Upon the occurrence of a reorganization event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding restricted stock award will inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to the Common Stock subject to such restricted stock award; provided, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any such Award or any other agreement between a participant and the Company, either initially or by amendment. Upon the occurrence of a reorganization event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any restricted stock award or any other agreement between a participant and the Company, all restrictions and conditions on all such restricted stock awards then outstanding will automatically be deemed terminated or satisfied.

Tax Provisions

Incentive Stock Options.  In general, taxable income is recognized with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO (“ISO Stock”) and not in connection with the grant or exercise of such ISO. However, the exercise of an ISO may subject the recipient to the alternative minimum tax. The tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for the greater of (i) two years from the date the option was granted, and (ii) one year from the date the option was exercised, then the participant will recognize a long-term capital gain in an amount equal to the excess of the amount realized by the participant on the sale price of the ISO Stock over the exercise price. If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then the gain recognized by the participant will be ordinary compensation income to the extent of the fair market value of the ISO Stock on the date the option was exercised over the exercise price and the remaining gain, if any, will be a capital gain. Any capital gain realized by the participant from the sale of ISO Stock will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale. If a participant sells ISO Stock for less than the exercise price, then the participant will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year to the date of sale.

Nonstatutory Stock Options.  As with ISOs, the grant of NSOs with an exercise price per share that is at least equal to the fair market value of a share of Common Stock on the date of grant does not result in the recognition of taxable income to the participant. The exercise of an NSO results in the recognition of ordinary income to the participant in the amount by which the fair market value of the Common Stock acquired through the exercise of the NSO (“NSO Stock”) on the exercise date exceeds the exercise price. If the NSO Stock is not sold upon exercise, the participant acquires a tax basis in the NSO Stock equal to the effective fair market value of the stock on the day of exercise (i.e., the exercise price plus any income recognized upon the exercise of the option). The sale of NSO Stock generally will result in the recognition of a capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant’s tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale and any such capital gain may be eligible for the lower capital gains rate if held for more than a year.

Notwithstanding the above, in the case of an award of an in-the-money NSO (i.e., an NSO with a below-fair market value exercise price on the date of grant), this will generally be deemed to result in a deferral of compensation for purposes of Section 409A of the Code. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a participant at the time of grant of the option or upon later vesting.

Federal Income Tax Consequences to the Company in connection with Stock Options.  The grant and exercise of ISOs and NSOs generally have no direct tax consequences to the Company. The Company generally will be entitled to a compensation deduction with respect to any ordinary income recognized by a participant, including income that results from the exercise of a NSO or a Disqualifying Disposition of an ISO. Any such deduction will be subject to the limitations of Section 162(m) of the Code, unless certain requirements are satisfied. The Company has a statutory obligation to withhold appropriate income taxes from the ordinary income that is realized from the exercise of NSOs by employees.

Stock Appreciation Rights.  No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the SAR or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the requirements of Section 162(m) of the Code, as described herein, and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Notwithstanding the above, an SAR is considered deferred compensation for purposes of Section 409A of the Code unless the following criteria are met: (1) the SAR can be settled only in stock of the service recipient, (2) the recipient cannot elect upon exercise of the SAR to defer payout of the stock to a later date, and (3) the SAR pays only the excess in value of the underlying stock on the exercise date over the value of such stock on the grant date. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a recipient at the time of grant of the SAR or upon later vesting.

Restricted Stock Awards.  Restricted stock awards granted under the 2009 Plan generally have the following federal income tax consequences. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax-reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Restricted Stock Units. A participant does not have taxable ordinary income upon the grant of a restricted stock unit. Ordinary income arises on the actual or constructive receipt of the stock underlying the units (or upon receipt of cash, if the restricted stock unit is settled in cash), which generally occurs when the restricted stock units vest. The Board may permit deferral of the payout of the restricted stock or cash to a date beyond the vesting date, in which case the recognition of ordinary income is delayed until the date of receipt (assuming that Section 409A of the Code does not require earlier recognition of income). Section 409A of the Code provides that a restricted stock unit does not result in the deferral of compensation if the stock must be issued shortly after vesting occurs. If the participant has the right to elect to defer payout of the stock to a future taxable year, this will be considered a deferred compensation arrangement under Section 409A. Non-compliance with Section 409A can result in the imposition of income tax and penalties on a participant at the time of grant of the restricted stock unit or upon later vesting.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to Awards under the 2009 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and SARs will generally qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal).

The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to Awards granted under the 2009 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the event of a participant’s death or the income tax laws of the municipality, state or foreign country under which the participant’s income may be taxable.

Registration with the Commission

The Company intends to file a registration statement on Form S-8 relating to the issuance of the additional shares of Common Stock under the 2009 Plan with the Commission after approval of the 2014 Amendments by stockholders. If stockholders do not approve the 2014 Amendments, no such registration statement will be filed.

New Plan Benefits

Awards of stock options (ISOs and NSOs), SARs, restricted stock, restricted stock units and other stock-based awards made to eligible participants under the 2009 Plan are subject to the discretion of the Board, upon recommendation by the Compensation Committee and, therefore, are not determinable at this time.

Each grant of an ISO under the 2009 Plan, if the 2014 Amendments are approved by stockholders, will be made at fair market value on the date of grant; the Company expects that each grant other than for ISOs will be made with an exercise price at or near the fair market value of the Company’s Common Stock on the day of grant. Prices and consideration for restricted stock awards, restricted stock units, SARs and other stock-based awards under the 2009 Plan will be as determined by the Board. The value of each such grant and award may depend on the market value of the Company’s Common Stock on the day of exercise and therefore cannot be determined or estimated at this time. The market value of the Company’s Common Stock on March __, 2014 was $____ per share.

Equity Compensation Plan Information

The following table presents information about the 2009 Plan and the 1999 Plan (which plan has expired but under which there are still options outstanding) as of fiscal year-end December 28, 2013.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by stockholders . . . . . . . .	238,250(1)	$1.0415	0

Equity compensation plans not approved by stockholders . . . . . . . .	1,107,905(2)	$1.4655	356,895

Total . . . . . . . . . . . . . . . . . . . . . . . .

(1)	All of the 238,250 options outstanding as of December 28, 2013 were exercisable as of such date at an average exercise price of $0.9321 per share.

(2)	Of the 1,107,905 options outstanding as of December 28, 2013, 560,863 were exercisable as of such date at an average exercise price of $1.5780 per share.

The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to approve the amendments to the 2009 Plan. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

2014 AMENDMENTS TO THE 2009 PLAN.

PROPOSAL 4. STOCKHOLDER ADVISORY VOTE ON

EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”) and Section 14A of the Exchange Act entitle stockholders to cast a non-binding, advisory vote on the compensation of executives as described in a company’s proxy statement, otherwise known as “say on pay” proposals. The legislation makes clear that these votes do not overrule a Board’s compensation decisions, impose additional fiduciary duties on the Board, or limit stockholders’ ability to make other compensation-related proposals.

CPS’s primary goal when determining compensation is to align compensation with our business objectives and performance. Our aim is to attract, retain and reward executive officers and other key employees who contribute to our long-term success and to motivate those individuals to enhance long-term stockholder value. The Company aims to make executive compensation sensitive to Company performance, which is defined in terms of sales and profits.

We believe that the Company’s executive compensation programs have been effective at providing appropriate incentives for the achievement of targeted results, aligning pay and performance, creating an ownership culture in which award recipients think and act like stockholders, and enabling CPS to attract and retain some of the most talented executives in its industry.

Revenues for the 2013 fiscal year were $21.4 million with net income of $966,000 or $0.07 per share, and operating margin increased from a loss of $2.8 million in fiscal 2012 to a profit of $1.5 million in fiscal 2013. The fiscal 2013 results were largely due to increased sales in baseplates for traction and hybrid electric vehicle applications and, to a lesser degree, sales of hermetic packages.

Compensation actions taken with respect to fiscal 2013 for CPS’s named executive officers reflected the Company’s results. Specifically, in recognition of both the Company’s improved financial performance and individual achievement of performance milestones, annual performance bonuses were awarded to each of our named executive officers for fiscal years 2013, including $52,000 to our CEO and $36,000 to our CFO. Stockholders are encouraged to read the Compensation Discussion and Analysis and Compensation sections of this Proxy Statement for a more detailed discussion of how the Company’s compensation programs reflect our overarching compensation philosophy and core principles and how such philosophy and principles were implemented when making compensation decisions for 2013.

Our Board values constructive dialogue on compensation and other governance topics, and recognizes the interest that investors have in executive compensation. In response to the passage of the Reform Act and in recognition of growing support for advisory votes on compensation, stockholders now have the opportunity to vote on an advisory resolution concerning the compensation of our named executive officers.

Accordingly, stockholders are being asked to vote on the following resolution at the Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in the Compensation section (including the tables and narrative discussion therein) of this Proxy Statement be hereby APPROVED.

Stockholders will have the opportunity to vote for or against such resolution, or abstain from voting. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter shall be required to approve the stockholder advisory vote on executive compensation as disclosed in this Proxy Statement. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

The advisory vote will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board will review the voting results and any concerns raised by stockholders will be considered when determining future compensation arrangements and making decisions about future compensation programs and practices. The Board and Compensation Committee also may consult directly with stockholders to better understand any issues and concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION.

PROPOSAL 5. STOCKHOLDER ADVISORY VOTE TO DETERMINE

FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION

The Reform Act also enables our stockholders to vote, on a non-binding, advisory basis, on the frequency of the Company’s say on pay proposals. These proposals, often referred to as “say when on pay”, permit stockholders to select whether say on pay advisory votes occur every year, every two years or every three years. Shareholders also must be given the opportunity, at least once every six years, to have a separate vote to re-determine the frequency of the say on pay vote.

CPS’s Board of Directors and the Compensation Committee have considered carefully the advantages and disadvantages of each frequency option, and have determined to recommend to stockholders that they vote for an annual vote on executive compensation. The Board believes that having an annual vote will make compensation more responsive to and reflective of stockholders’ interests and concerns and decrease the chance that poor compensation decisions in one year will have a continuing, long-term effect.

Stockholders will have the opportunity to vote for one of three options with respect to this say when on pay proposal: one year, two years or three years. The option that receives the plurality of the votes cast at the Meeting shall be considered by the Board when determining the frequency of voting by stockholders on the compensation of our named executive officers. Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

The advisory vote will not be binding on the Board of Directors. However, the Board will review the voting results when determining the frequency with which stockholders will vote on executive compensation.

To be clear, stockholders are choosing the frequency with which stockholders will cast their non-binding, advisory votes on the Company’s executive compensation. The choices provided to stockholders are one year, two years and three years. Stockholders are voting on the actual frequency of the vote, not voting to approve or disapprove the Board of Directors’ recommendation as discussed above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

ONE YEAR FOR THE FREQUENCY OF THE SAY ON PAY VOTE.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Pubic Accounting Firm

The Audit Committee has selected the firm of Wolf & Company, P.C. (“Wolf”), independent certified public accountants, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2014. Wolf acted as the Company’s independent registered public accounting firm for the 2013 and 2012 fiscal years.

It is expected that a member of Wolf will be present at the Meeting and will be available to respond to appropriate questions and make a statement if he or she so desires.

Fees

Audit Fees. The aggregate fees billed by Wolf for professional services rendered for the audit of the Company’s annual financial statements for fiscal years 2013 and 2012, and the reviews of the financial statements included within the Company’s quarterly reports during fiscal years 2013 and 2012, were approximately $105,200 and $98,400, respectively.

Audit-Related Fees. No fees were billed by Wolf for assurance and related services that were reasonably related to the performance of its audit or review of the Company’s financial statements for fiscal years 2013 and 2012.

Tax Fees. The aggregate fees billed by Wolf for professional services rendered for tax compliance, tax advice and tax planning for the Company for each of fiscal years 2013 and 2012 were approximately $6,500 and $6,300, respectively. These amounts represent those billed for tax return preparation and tax advice for the Company.

All Other Fees. No fees were billed by Wolf for products and services provided other than those otherwise described above for fiscal years 2013 and 2012.

Pre-Approval Policies

The Audit Committee approves the audit and permissible non-audit services performed by the Company’s independent registered public accounting firm, and any other accounting firm, in order to ensure that the provision of such services does not impair such firm’s independence, in appearance or fact. In fiscal year 2013, the Audit Committee pre-approved all such services performed by Wolf.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table shows, as of March 21, 2014, the beneficial ownership of the Common Stock of the Company by (i) any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each of the Company’s current directors and nominees, (iii) each of the Company’s named executive officers, and (iv) all current directors and executive officers of the Company as a group. As of March 21, 2014, there were [13,066,641] shares of Common Stock outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percent of Class
5% Holders
ARD Master, L.P. 10 Tremont Street 3rd Floor Boston, MA 02109	2,184,789(2)	16.7%
Norman J. Wechsler PO Box 5123 Mt. Crested Butte, CO 81225	1,373,929(3)	10.5%

Directors and Named Executive Officers
Grant C. Bennett	1,528,554	11.7%

Ralph M. Norwood	41,000(4)	*

Richard W. Adams	270,813(5)	2.5%

Mark A. Occhionero	222,266(6)	2.3%

Daniel C. Snow	69,000(7)	*

Francis J. Hughes, Jr.	2,317,789(8)	17.7%

All current directors and executive officers as a group (6 persons)	4,449,422(9)	32.8%

(1)	Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. With respect to each person or group, percentages are calculated based on the number of shares beneficially owned, including shares that may be acquired by such person or group, within 60 days of March 21, 2014, upon the exercise of stock options or other purchase rights, but not the exercise of options or warrants held by any other person. The address of Messrs. Bennett, Norwood, Adams, Occhionero, and Hughes, and Dr. Snow, is c/o CPS Technologies Corporation, 111 South Worcester Street, Norton, Massachusetts 02766.
(2)	Consists of 2,184,789 shares owned by ARD Master, L.P. Excludes 72,000 shares of owned, and options to purchase 61,000 shares held, by Mr. Hughes.
(3)	Consists of 1,373,929 shares owned by CYB Master LLC. Mr. Wechsler may be deemed to be the beneficial owner of these shares by virtue of being the sole person in a position to direct the voting and investment decisions of CYB Master LLC.
(4)	Consists of options to purchase 41,000 shares of Common Stock held by Mr. Norwood.
(5)	Consists of 132,313 shares owned, and options to purchase 138,500 shares held, by Mr. Adams.
(6)	Consists of 53,153 shares owned, and options to purchase 169,113 shares held, by Dr. Occhionero.
(7)	Consists of options to purchase 69,000 shares held by Dr. Snow.
(8)	Consists of shares described in Footnote 2 above owned by ARD Master, L.P., as to which Mr. Hughes disclaims beneficial ownership other than such portion as to which Mr. Hughes has a pecuniary interest, plus 72,000 shares owned, and options to purchase 61,000 shares held, by Mr. Hughes.
(9)	Consists of all shares owned and options to purchase shares held by Messrs. Bennett, Norwood, Adams, Occhionero and Hughes and Drs. Snow and Occhionero.

Change in Control

The Company knows of no arrangements (including any pledge by any person of securities of CPS) that may result or have resulted in a change in control of the Company.

ADDITIONAL INFORMATION

Other Matters

The Board of Directors of the Company is not aware of any matter, other than those described above, that may come before the Meeting. However, if any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy card will vote on such matters in accordance with their best judgment.

Stockholder Proposals for 2015 Annual Meeting

Proposals of stockholders for inclusion in the Proxy Statement and form of proxy, including director nominees, for the Company’s 2015 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than ________, 2014, and must comply with the applicable requirements of federal securities laws and the Company’s nomination procedures as discussed herein. Stockholder proposals received outside this process will be considered untimely if the Company is not provided written notice thereof at least 50 days prior to the first anniversary of the date of mailing of this year’s proxy materials, as set forth on the first page of this Proxy Statement, or _________, 2014. In order to curtail controversy as to the date on which the Company received a proposal, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

Expenses and Solicitations

The cost of the solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Further solicitation of proxies from some stockholders may be personally made by directors, officers and regular employees of the Company, by telephone, facsimile or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation by such individuals.

In addition, the Company may request banks, brokers, custodians, nominees, and fiduciaries to forward copies of the Company’s proxy materials to those persons for whom they hold shares to request instructions for voting the proxies. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

Householding

Certain stockholders who share the same address may receive only one copy of this Proxy Statement and the 2013 Annual Report on Form 10-K in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. If you own your shares through a bank, broker or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of this Proxy Statement, the Notice of Internet Availability of proxy materials, or the Annual Report, either by contacting your bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or by contacting CPS via telephone at (508) 222-0614 or in writing at CPS Technologies Corporation, 111 South Worcester Street, Norton, Massachusetts, 02766, Attention: Investor Relations. If you request to begin or stop householding, you should provide your name, the name of your broker, bank or other record holder, and your account information.

Annual Report on Form 10-K

The Company will provide, upon written request and without charge to each stockholder entitled to vote at the Meeting, a copy of the Company’s Annual Report on Form 10-K as filed with the Commission for the fiscal year ended December 28, 2013. A request for copies of such report should be addressed to the Company at CPS Technologies Corporation, 111 South Worcester Street, Norton, Massachusetts, 02766, Attention: Chief Financial Officer.

PROXY PROXY

CPS TECHNOLOGIES CORPORATION

Proxy for Annual Meeting of Stockholders

May 14, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of CPS Technologies Corporation hereby appoints GRANT C. BENNETT and RALPH M. NORWOOD, and each of them, attorneys, agents and proxies of the undersigned, with full powers of substitution to each, with all the powers the undersigned would possess if personally present, to vote all shares of Common Stock, par value $0.01 per share, of CPS TECHNOLOGIES CORPORATION that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of counsel to the Company, Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at 10:00 a.m. (local time) on Wednesday, May 14, 2014, and any adjournments thereof.

This proxy, if properly executed, will be voted in the manner directed herein by the undersigned stockholder and in the discretion of the proxies named herein on any other business which may properly come before said Meeting, all in accordance with and as described in the Notice and accompanying Proxy Statement for said Meeting, receipt of which is hereby acknowledged. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTE IN FAVOR OF PROPOSALS 1, 2, 3 AND 4 AND FOR 1 YEAR FOR PROPOSAL 5.

PLEASE VOTE, DATE AND SIGN PROXY CARD, AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED.

Whether or not you expect to attend the Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.

HAS YOUR ADDRESS CHANGED? DO YOU HAVE ANY COMMENTS?

______________________________________ ____________________________________

______________________________________ ____________________________________

Please note that changes to the registered name(s) on the account may not be submitted via this method.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card and Annual Report of Form 10-K for the

2013 fiscal year ended December 28, 2013

are available at www.alsic.com/investor-relations.
ANNUAL MEETING OF STOCKHOLDERS

CPS TECHNOLOGIES CORPORATION

MAY 14, 2014

PLEASE VOTE, DATE AND SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

Please mark votes with black ink as shown here: [ X ]

1. To elect the following nominees to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified.

Grant C. Bennett FOR THE NOMINEE [ ]

WITHHOLD AUTHORITY [ ]

Francis J. Hughes, Jr. FOR THE NOMINEE [ ]

WITHHOLD AUTHORITY [ ]

Daniel C. Snow FOR THE NOMINEE [ ]

WITHHOLD AUTHORITY [ ]

2. To approve an amendment to the Restated Certificate of Incorporation of the Company (as amended to date) to increase the number of authorized shares of the common stock (par value $0.01 per share) of the Company by 5,000,000 shares from 15,000,000 shares to 20,000,000 shares.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To approve the Amended and Restated CPS Technologies Corporation 2009 Stock Incentive Plan, which amended and restated plan will permit the grant of incentive stock options and increase the number of shares of the common stock (par value $0.01 per share) of the Company authorized for issuance thereunder by 1,500,000 shares from 1,500,000 shares to 3,000,000 shares.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. Advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

5. Advisory vote to determine the frequency of voting by stockholders on the compensation of the Company’s named executive officers.

1 YEAR [ ] 2 YEARS [ ] 3 YEARS [ ] ABSTAIN [ ]

6. Consider and act upon such other business and matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented at the Meeting.

Only stockholders of record of the Company at the close of business on March 21, 2014 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend the Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.

_____________________________________________________________________________ Stockholder sign here Date

_____________________________________________________________________________ Stockholder sign here Date

NOTE: Please sign exactly as your name or names appear in this proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Appendix A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

CPS TECHNOLOGIES CORPORATION

(Pursuant to Section 242

of the General Corporation Law of the State of Delaware)

CPS Technologies Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.                  That at a meeting of the Board of Directors of the Corporation, resolutions were adopted recommending an amendment of the Corporation’s Restated Certificate of Incorporation (as amended to date) and directing that such amendment be considered at the next annual meeting of the stockholders of the Corporation. The text of the proposed amendment is as follows:

Article FOURTH of the Certificate of Incorporation of the Corporation shall be amended by deleting the first paragraph of Article FOURTH thereof in its entirety and substituting therefor the following:

“FOURTH. The total number of shares and the par value, if any, of each class of stock which the Corporation is authorized to issue is (i) 20,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”) and (ii) 5,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).”

2. That said amendment, having been duly proposed and recommended by the Board of Directors of the Corporation, was considered by the stockholders of the Corporation at the annual meeting of stockholders, duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware.

3. That said amendment was duly adopted, by the holders of a majority of the outstanding stock of each class of stock of the Corporation entitled to vote thereon, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned President of the Corporation hereby makes this certificate, declaring and certifying that the facts stated herein are true, and accordingly has hereunto set his hand this ___ day of May, 2014.

CPS TECHNOLOGIES CORPORATION

By: /s/ Grant C. Bennett

Grant C. Bennett, President

Appendix B

CPS TECHNOLOGIES CORPORATION

AMENDED AND RESTATED

2009 STOCK INCENTIVE PLAN

Purpose

The purpose of this Amended and Restated 2009 Stock Incentive Plan (the “Plan”) of CPS Technologies Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”).

Eligibility

Subject to the terms and conditions of the Plan, all of the Company’s employees, officers, and directors are eligible to be granted options (incentive and non-statutory), stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards (each, an “Award”) under the Plan. Consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8 (or any successor form)) are also eligible to be granted Awards. Each person who is granted an Award under the Plan is deemed a “Participant.”

Administration and Delegation

Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of the Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant restricted stock, unless Delaware law then permits such delegation.

Stock Available for Awards

Number of Shares; Share Counting.

II.                Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 3,000,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

III.             Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan (i) all shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards; provided, however, that independent SARs that may be settled only in cash shall not be so counted; (ii) if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, in the case of independent SARs, that the full number of shares subject to any stock-settled SAR shall be counted against the shares available under the Plan in proportion to the portion of the SAR actually exercised regardless of the number of shares actually used to settle such SAR upon exercise; (iii) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iv) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1).

Stock Options

General. Subject to the terms and conditions of the Plan, the Board may grant incentive stock options and nonstatutory stock options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option, and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. The Board shall designate Options as either incentive stock options or nonstatutory stock options. An option that is intended to be an incentive stock option and which meets the requirements of Section 422 of the Code shall be designated an “Incentive Stock Option” or “ISO”, which ISOs may only be granted to employees of the Company and its subsidiaries. An Option that is not intended to be an incentive stock option as defined in Section 422 of the Code or otherwise that does not qualify as an incentive stock option shall be designated a “Nonstatutory Stock Option” or “NSO.” Any Option or portion thereof that does not qualify as an ISO shall be, and shall be treated as, an NSO.

Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined below) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. If any Participant to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such Incentive Stock Option, the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the Option exercise price per share subject to such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock at the time of grant.

Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of, or be exercisable after, 10 years following the date of grant and provided, further, that no Option shall be exercisable later than the fifth anniversary date of its date of grant for an ISO granted to a Participant who at the time of such grant owns stock possessing more than ten percent (10%) or more of the total combined voting power of all classes of stock of the Company.

Exercise of Options. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

IV.             in cash or by check, payable to the order of the Company;

V.                except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

VI.             to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value (as defined below), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

VII.          to the extent provided for in the applicable Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive the number of shares of Common Stock underlying the Option so exercised reduced by the number of shares of Common Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise;

VIII.       to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

IX.             by any combination of the above permitted forms of payment.

Fair Market Value. “Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1)	if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
(2)	if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant; or
(3)	if the Common Stock is not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board or Committee may expressly determine otherwise.

For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Fair Market Value for purposes of this Plan, and all Awards are conditioned on the participants’ agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(g) Termination of Employment or Consulting Arrangement. Subject to subsection (h) below with respect to ISOs, each option agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the option agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Section 5, and may reflect distinctions based on the reasons for termination of employment.

(h) Special Provisions for ISOs. The following provisions shall apply with respect to the grant of Incentive Stock Options to employees:

(1) For as long as the Code shall so provide, Options granted to any Participant under the Plan which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one (1) calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000 (or such other maximum limit imposed from time to time under Code Section 422), but rather Options in excess of such limit shall be treated as NSOs. In such an event, the determination of which Options shall remain ISOs and which shall be treated as NSOs shall be based on the order in which such Options were granted. All other terms and conditions of such Options that are deemed to be NSOs shall remain unchanged.

(2) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, an employee of the Company, except that:

(i) an Incentive Stock Option may be exercised within the period of three (3) months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable Award agreement) if and only to the extent that the Incentive Stock Option was exercisable at the date of employment termination, provided that the option agreement with respect to such Option may designate a longer exercise period, and any exercise after such three-month period shall be treated as the exercise of a NSO under the Plan;

(ii) if the Participant dies while an employee of the Company, or within three (3) months after the Participant ceases to be an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement) if and only to the extent that the ISO was exercisable at the date of death; and

(iii) if the Participant becomes disabled (within the meaning of Section 22(e)(3) or any successor section of the Code) while an employee of the Company, the Incentive Stock Option may be exercised within the period of one (1) year after the date the Participant ceases to be an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement) if and only to the extent that the ISO was exercisable at the date of employment termination.

Stock Appreciation Rights

General. The Board may grant Awards consisting of SARs entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(c). The date as of which such appreciation is determined shall be the exercise date.

Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

X.                Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

XI.             Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with a measurement price to be determined on a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Company, together with any other documents required by the Board.

Restricted Stock; Restricted Stock Units

General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

Additional Provisions Relating to Restricted Stock.

XII.          Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

XIII.       Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

Additional Provisions Relating to Restricted Stock Units.

XIV.       Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Code Section 409A.

XV.          Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

XVI.       Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

Other Stock-Based Awards

General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

Adjustments for Changes in Common Stock and Certain Other Events

Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) share counting rules set forth in Sections 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions and the measurement price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

Reorganization Events.

XVII.    Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

XVIII. Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

XIX.       Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

General Provisions Applicable to Awards

Transferability of Awards.

XX.          Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

XXI.       Notwithstanding anything contained in subsection (1) above to the contrary, no ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative (to the extent permitted under Section 422 of the Code).

Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. Each Award agreement relating to the grant of Options shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or an NSO whose grant is not intended to fall under the provisions of Section 422 of the Code. In the event of a conflict between any Option Award agreement and the Plan, the Plan shall control, and in no event shall the Board have the power to grant an Option or execute an Option Award agreement that is contrary to the provisions of the Plan.

Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or realization. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9 hereof.

Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

Miscellaneous

No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s Board of Directors (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment if required by Section 162(m) (including the vote required under Section 162(m)). Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

Non U.S. Employees. Awards may be granted to Participants who are non-U.S. citizens or residents employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Board’s obligation with respect to tax equalization for Participants on assignments outside their home country. The Board may approve such supplements to or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.

Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, as determined by the Company in accordance with its procedures, by which determination the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Code Section 409A) (the “New Payment Date”), except as Code Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Code Section 409A but do not satisfy the conditions of that section.

Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.